EX-99.B(h)(1)

Appendix A

WELLS FARGO FUNDS TRUST

ADMINISTRATION AGREEMENT

Overview of Fee Structure1

Fees for Multi-Class Funds

Multi-Class Non-Money Market Funds and Classes	Fund-Level Admin. Fee			Class Level Admin. Fee[2]	Total Admin. Fee
Class A, Class B, Class C, Class D and Advisor Class Shares	First 5B Next 5B Over 10B	0.05 0.04 0.03	% % %	0.28%	First 5B Next 5B Over 10B	0.33 0.32 0.31	% % %

Administrator Class Shares	First 5B Next 5B Over 10B	0.05 0.04 0.03	% % %	0.10%	First 5B Next 5B Over 10B	0.15 0.14 0.13	% % %

Institutional Class Shares	First 5B Next 5B Over 10B	0.05 0.04 0.03	% % %	0.08%	First 5B Next 5B Over 10B	0.13 0.12 0.11	% % %

Investor Class and Class Z Shares	First 5B Next 5B Over 10B	0.05 0.04 0.03	% % %	0.45%	First 5B Next 5B Over 10B	0.50 0.49 0.48	% % %

Multi-Class Money Market Funds and Classes	Fund-Level Admin. Fee			Class Level Admin. Fee	Total Admin. Fee
Class A, Class B and Class C Shares	First 5B Next 5B Over 10B	0.05 0.04 0.03	% % %	0.22%	First 5B Next 5B Over 10B	0.27 0.26 0.25	% % %

Service Class Shares	First 5B Next 5B Over 10B	0.05 0.04 0.03	% % %	0.12%	First 5B Next 5B Over 10B	0.17 0.16 0.15	% % %

Administrator Class Shares	First 5B Next 5B Over 10B	0.05 0.04 0.03	% % %	0.10%	First 5B Next 5B Over 10B	0.15 0.14 0.13	% % %

Institutional Class Shares	First 5B Next 5B Over 10B	0.05 0.04 0.03	% % %	0.08%	First 5B Next 5B Over 10B	0.13 0.12 0.11	% % %

Investor Class and Class Z Shares	First 5B Next 5B Over 10B	0.05 0.04 0.03	% % %	0.39%	First 5B Next 5B Over 10B	0.44 0.43 0.42	% % %

[1]	The proposed breakpoints are triggered by the total assets of the Fund.
[2]	The class-level administration fee is reduced by 0.05% for: the Advisor Class and Investor Class shares of the Growth and Income Fund; the Advisor Class and Investor Class shares of the High Income Fund; the Class A, Class B and Class C shares of the International Core Fund; the Investor Class shares of the Large Cap Growth Fund; the Investor Class shares of the Overseas Fund; the Advisor Class and Investor Class shares of the Short-Term High Yield Bond Fund; the Class C and Investor Class shares of the Short-Term Municipal Bond Fund; and the Class A, Class B, Class C and Class Z shares of the U.S. Value Fund. The class-level administration fee is reduced by 0.08% for the Investor Class shares of the Dividend Income Fund. The class-level administration fee is reduced by 0.20% for the Investor Class shares of the Asia Pacific Fund.

Fees for Single Class Funds

Single Class Non-Money Market Funds	Total Admin. Fee
Retail Funds	First 5B Next 5B Over 10B	0.33 0.32 0.31	% % %

Administrator Funds	First 5B Next 5B Over 10B	0.15 0.14 0.13	% % %

Institutional Funds	First 5B Next 5B Over 10B	0.13 0.12 0.11	% % %

Investor Funds	First 5B Next 5B Over 10B	0.50 0.49 0.48	% % %

Single Class Money Market Funds	Total Admin. Fee
Retail Funds	First 5B Next 5B Over 10B	0.27 0.26 0.25	% % %

Service/Trust Funds	First 5B Next 5B Over 10B	0.17 0.16 0.15	% % %

Institutional Funds	First 5B Next 5B Over 10B	0.13 0.12 0.11	% % %

Investor Funds	First 5B Next 5B Over 10B	0.44 0.43 0.42	% % %

List of Funds and Classes

Funds/Classes	Fee as % of Average Daily Net Assets
Aggressive Allocation Fund
Administrator Class	0.15%
Asia Pacific Fund
Investor Class	0.30%
Asset Allocation Fund
Class A Class B Class C Administrator Class	0.33 0.33 0.33 0.15	% % % %
Balanced Fund
Investor Class	0.50%
C&B Large Cap Value Fund
Class A Class B Class C Class D Administrator Class Institutional Class	0.33 0.33 0.33 0.33 0.15 0.13	% % % % % %
C&B Mid Cap Value Fund
Class A Class B Class C Class D Administrator Class Institutional Class	0.33 0.33 0.33 0.33 0.15 0.13	% % % % % %
California Limited-Term Tax-Free Fund
Class A Class C Administrator Class	0.33 0.33 0.15	% % %
California Tax-Free Fund
Class A Class B Class C Administrator Class	0.33 0.33 0.33 0.15	% % % %
California Tax-Free Money Market Fund
Class A Service Class	0.27 0.17	% %
California Tax-Free Money Market Trust	0.17%
Capital Growth Fund
Administrator Class Institutional Class Investor Class	0.15 0.13 0.50	% % %

Funds/Classes	Fee as % of Average Daily Net Assets
Cash Investment Money Market Fund
Service Class Administrator Class Institutional Class	0.17 0.15 0.13	% % %
Colorado Tax-Free Fund
Class A Class B Administrator Class	0.33 0.33 0.15	% % %
Common Stock Fund
Class A Class B Class C Class Z	0.33 0.33 0.33 0.50	% % % %
Conservative Allocation Fund
Administrator Class	0.15%
Corporate Bond Fund
Advisor Class Institutional Class Investor Class	0.33 0.13 0.50	% % %
Discovery Fund
Administrator Class Institutional Class Investor Class	0.15 0.13 0.50	% % %
Diversified Bond Fund
Administrator Class	0.15%
Diversified Equity Fund
Class A Class B Class C Administrator Class	0.33 0.33 0.33 0.15	% % % %
Diversified Small Cap Fund
Administrator Class	0.15%
Dividend Income Fund
Administrator Class Investor Class	0.15 0.42	% %
Dow Jones Target Fund[1] (formerly, Outlook Today Fund)
Class A Class B Class C Administrator Class Institutional Class	0.33 0.33 0.33 0.15 0.13	% % % % %

[1]	On March 31, 2006 the Board of Trustees approved changes to the overall structure, day-to-day management and investment strategies of the Outlook Funds. Subject to shareholder approval, the implementation of the changes will commence in June 2006.

Funds/Classes	Fee as % of Average Daily Net Assets
Dow Jones Target 2010 Fund[1] (formerly, Outlook 2010 Fund)
Class A Class B Class C Administrator Class Institutional Class	0.33 0.33 0.33 0.15 0.13	% % % % %
Dow Jones Target 2020 Fund[1] (formerly, Outlook 2020 Fund)
Class A Class B Class C Administrator Class Institutional Class	0.33 0.33 0.33 0.15 0.13	% % % % %
Dow Jones Target 2030 Fund[1] (formerly, Outlook 2030 Fund)
Class A Class B Class C Administrator Class Institutional Class	0.33 0.33 0.33 0.15 0.13	% % % % %
Dow Jones Target 2040 Fund[1] (formerly, Outlook 2040 Fund)
Class A Class B Class C Administrator Class Institutional Class	0.33 0.33 0.33 0.15 0.13	% % % % %
Emerging Markets Focus Fund
Class A Class B Class C Administrator Class	0.33 0.33 0.33 0.15	% % % %
Endeavor Large Cap Fund
Class A Class B Class C	0.33 0.33 0.33	% % %

[1]	On March 31, 2006 the Board of Trustees approved changes to the overall structure, day-to-day management and investment strategies of the Outlook Funds. Subject to shareholder approval, the implementation of the changes will commence in June 2006.

Funds/Classes	Fee as % of Average Daily Net Assets
Endeavor Select Fund
Class A Class B Class C Administrator Class Institutional Class	0.33 0.33 0.33 0.15 0.13	% % % % %
Enterprise Fund
Advisor Class Administrator Class Institutional Class Investor Class	0.33 0.15 0.13 0.50	% % % %
Equity Income Fund
Class A Class B Class C Administrator Class	0.33 0.33 0.33 0.15	% % % %
Equity Index Fund
Class A Class B	0.33 0.33	% %
Equity Value Fund
Class A Class B Class C Administrator Class Institutional Class	0.33 0.33 0.33 0.15 0.13	% % % % %
Government Money Market Fund
Class A Administrator Class Service Class Institutional Class	0.27 0.15 0.17 0.13	% % % %
Government Securities Fund
Class C Administrator Class Advisor Class Institutional Class Investor Class	0.33 0.15 0.33 0.13 0.50	% % % % %
Growth Balanced Fund
Class A Class B Class C Administrator Class	0.33 0.33 0.33 0.15	% % % %
Growth Equity Fund
Class A Class B Class C Administrator Class Institutional Class	0.33 0.33 0.33 0.15 0.13	% % % % %

Funds/Classes	Fee as % of Average Daily Net Assets
Growth Fund
Class C Administrator Class Advisor Class Institutional Class Investor Class	0.33 0.15 0.33 0.13 0.50	% % % % %
Growth and Income Fund
Administrator Class Advisor Class Institutional Class Investor Class	0.15 0.28 0.13 0.45	% % % %
Heritage Money Market Fund
Administrator Class Institutional Class	0.15 0.13	% %
High Income Fund
Advisor Class Institutional Class Investor Class	0.28 0.13 0.45	% % %
High Yield Bond Fund
Class A Class B Class C	0.33 0.33 0.33	% % %
Income Plus Fund
Class A Class B Class C	0.33 0.33 0.33	% % %
Index Fund
Administrator Class Investor Class	0.15 0.50	% %
Inflation-Protected Bond Fund
Class A Class B Class C Administrator Class	0.33 0.33 0.33 0.15	% % % %
Institutional Emerging Markets Fund
Institutional Class	0.13%
Intermediate Government Income Fund
Class A Class B Class C Administrator Class	0.33 0.33 0.33 0.15	% % % %
Intermediate Tax-Free Fund
Investor Class	0.50%

Funds/Classes	Fee as % of Average Daily Net Assets
International Core Fund
Class A Class B Class C Administrator Class	0.28 0.28 0.28 0.15	% % % %
International Equity Fund
Class A Class B Class C Administrator Class Institutional Class	0.33 0.33 0.33 0.15 0.13	% % % % %
International Value Fund
Class A Class B Class C Administrator Class Institutional Class	0.33 0.33 0.33 0.15 0.13	% % % % %
Large Cap Appreciation Fund
Class A Class B Class C Administrator Class Institutional Class	0.33 0.33 0.33 0.15 0.13	% % % % %
Large Cap Growth Fund
Investor Class	0.45%
Large Company Core Fund
Class A Class B Class C Class Z Administrator Class	0.33 0.33 0.33 0.50 0.15	% % % % %
Large Company Growth Fund
Class A Class B Class C Class Z Administrator Class Institutional Class	0.33 0.33 0.33 0.50 0.15 0.13	% % % % % %
Life Stage - Aggressive Portfolio
Investor Class	0.50%
Life Stage - Conservative Portfolio
Investor Class	0.50%
Life Stage - Moderate Portfolio
Investor Class	0.50%

Funds/Classes	Fee as % of Average Daily Net Assets
Liquidity Reserve Money Market Fund	0.27%
Mid Cap Disciplined Fund
Administrator Class Institutional Class Investor Class	0.15 0.13 0.50	% % %
Mid Cap Growth Fund
Class A Class B Class C Class Z	0.33 0.33 0.33 0.50	% % % %
Minnesota Money Market Fund
Class A	0.27%
Minnesota Tax-Free Fund
Class A Class B Class C Class Z Administrator Class	0.33 0.33 0.33 0.50 0.15	% % % % %
Moderate Balanced Fund
Class A Class B Class C Administrator Class	0.33 0.33 0.33 0.15	% % % %
Money Market Fund
Class A Class B Investor Class	0.27 0.27 0.44	% % %
Money Market Trust	0.17%
Municipal Bond Fund
Class A Class B Class C Administrator Class Investor Class	0.33 0.33 0.33 0.15 0.50	% % % % %
Municipal Money Market Fund
Investor Class	0.44%
National Limited-Term Tax-Free Fund
Class A Class B Class C Administrator Class	0.33 0.33 0.33 0.15	% % % %
National Tax-Free Fund Fund
Class A Class B Class C Administrator Class	0.33 0.33 0.33 0.15	% % % %

Funds/Classes	Fee as % of Average Daily Net Assets
National Tax-Free Money Market Fund
Class A Administrator Class Institutional Class Service Class	0.27 0.15 0.13 0.17	% % % %
National Tax-Free Money Market Trust	0.17%
Nebraska Tax-Free Fund
Administrator Class	0.15%
Opportunity Fund
Administrator Class Advisor Class Investor Class	0.15 0.33 0.50	% % %
Overland Express Sweep Fund	0.27%
Overseas Fund
Institutional Class Investor Class	0.13 0.45	% %
Prime Investment Money Market Fund
Institutional Class Service Class	0.13 0.17	% %
Short Duration Government Bond Fund
Class A Class B Class C Administrator Class Institutional Class	0.33 0.33 0.33 0.15 0.13	% % % % %
Short-Term Bond Fund
Advisor Class Institutional Class Investor Class	0.33 0.13 0.50	% % %
Short-Term High Yield Bond Fund
Advisor Class Investor Class	0.28 0.45	% %
Short-Term Municipal Bond Fund
Class C Investor Class	0.28 0.45	% %
Small Cap Growth Fund
Class A Class B Class C Class Z Administrator Class Institutional Class	0.33 0.33 0.33 0.50 0.15 0.13	% % % % % %
Small Cap Disciplined Fund
Administrator Class Institutional Class Investor Class	0.15 0.13 0.50	% % %

Funds/Classes	Fee as % of Average Daily Net Assets
Small Cap Opportunities Fund
Administrator Class	0.15%
Small Cap Value Fund
Class A Class B Class C Class Z	0.33 0.33 0.33 0.50	% % % %
Small Company Growth Fund
Class A Class B Class C Administrator Class	0.33 0.33 0.33 0.15	% % % %
Small Company Value Fund
Class A Class B Class C Administrator Class	0.33 0.33 0.33 0.15	% % % %
Small/Mid Cap Value Fund Fund
Administrator Class Institutional Class Investor Class	0.15 0.13 0.50	% % %
Specialized Financial Services Fund
Class A Class B Class C	0.33 0.33 0.33	% % %
Specialized Health Sciences Fund
Class A Class B Class C	0.33 0.33 0.33	% % %
Specialized Technology Fund
Class A Class B Class C Class Z	0.33 0.33 0.33 0.50	% % % %
Stable Income Fund
Class A Class B Class C Administrator Class	0.33 0.33 0.33 0.15	% % % %

Funds/Classes	Fee as % of Average Daily Net Assets
Strategic Income Fund
Class A Class B Class C	0.33 0.33 0.33	% % %
Strategic Small Cap Value Fund[3]
Class A Class C Administrator Class	0.28 0.28 0.10	% % %
Total Return Bond Fund
Class A Class B Class C Class Z Administrator Class Institutional Class	0.33 0.33 0.33 0.50 0.15 0.13	% % % % % %
Treasury Plus Money Market Fund
Class A Institutional Class Service Class	0.27 0.13 0.17	% % %
Ultra-Short Duration Bond Fund
Class A Class B Class C Class Z	0.33 0.33 0.33 0.50	% % % %
Ultra Short-Term Income Fund
Administrator Class Advisor Class Institutional Class Investor Class	0.15 0.33 0.13 0.50	% % % %
Ultra Short-Term Municipal Income Fund
Advisor Class Institutional Class Investor Class	0.33 0.13 0.50	% % %
U.S. Value Fund
Class A Class B Class C Class Z Administrator Class	0.28 0.28 0.28 0.45 0.15	% % % % %

[3]	On February 8, 2006, the Board of Trustees approved the establishment of Strategic Small Cap Value Fund, which is expected to commence operations in 2006.

Funds/Classes	Fee as % of Average Daily Net Assets
Value Fund
Class A Class B Class C Investor Class Administrator Class	0.33 0.33 0.33 0.50 0.15	% % % % %
WealthBuilder Conservative Allocation Portfolio	0.33%
WealthBuilder Equity Portfolio	0.33%
WealthBuilder Growth Allocation Portfolio	0.33%
WealthBuilder Growth Balanced Portfolio	0.33%
WealthBuilder Moderate Balanced Portfolio	0.33%
WealthBuilder Tactical Equity Portfolio	0.33%
Wisconsin Tax-Free Fund
Class C Investor Class	0.33 0.50	% %
100% Treasury Money Market Fund
Class A Service Class	0.27 0.17	% %

Most recent annual approval by the Board of Trustees: March 31, 2006

Appendix A amended: May 10, 2006

The foregoing fee schedule is agreed to as of May 10, 2006 and shall remain in effect until changed in writing by the parties.

WELLS FARGO FUNDS TRUST

By:	/s/ C. David Messman
C. David Messman
Secretary

WELLS FARGO FUNDS MANAGEMENT, LLC

By:	/s/ Stacie D. DeAngelo
Stacie D. DeAngelo
Senior Vice President